================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K





                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 12, 1999


                           D & E COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)




        Pennsylvania                 000-20709                  23-2837108
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)




Brossman Business Complex, 124 East Main Street,
      P. O. Box 458, Ephrata, PA                               17522
(Address of principal executive offices)                     (Zip Code)



   Registrant's telephone number, including area code:    (717) 733-4101

================================================================================

                           D & E Communications, Inc.



Item 5. Other events.

     The Registrant holds a one-third ownership interest in PenneCom B.V. ("PenneCom"), a provider of local exchange telephone, cable television and data transmission services in Central Europe. The press release attached hereto as Exhibit No. 99.01 describes PenneCom's plans to sell its Polish operations for approximately $140 million in cash and notes in the third quarter of 1999. The sale is subject, inter alia, to Polish regulatory review and is expected in time to provide the Registrant with additional capital to help finance the expansion of the territory it serves in south central Pennsylvania through its Competitive Local Exchange Carrier (CLEC).


Item 7. Financial statements, pro forma financial information and exhibits.

        (a) Financial Statements of Businesses Acquired.

        None.

        (b) Pro Forma Financial Information.

        None.

        (c) Exhibits.

        Exhibit No. 99.01 Press release issued April 12, 1999.

                           D & E Communications, Inc.

                                   Signatures


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            D & E COMMUNICATIONS, INC.
                            (Registrant)


Date: April 21, 1999        By: /s/ Thomas E. Morell
                                -----------------------------
                                Mr. Thomas E. Morell, Vice President,
                                Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX



Exhibit                                                                Document
Number  Description                                                       Page
------  -----------                                                       ----

99.01   Press release dated April 12, 1999 regarding the
        planned sale of Polish assets of PenneCom B.V. in
        which Registrant has a one-third ownership interest                 4

                                  EXHIBIT 99.01


FOR IMMEDIATE RELEASE                                   CONTACT PERSON(S):
                                                        W. Garth Sprecher
                                                        (717)738-8304


                D&E Communications to Sell its Polish Investment

EPHRATA, PA, April 12, 1999 -- PenneCom B.V., a provider of local exchange telephone, cable television and data transmission services in Central Europe, announced today that it has signed a definitive agreement to sell its Polish operations, known as Pilicka Telefonia, S.A., to Elektrim S.A. for approximately $140 million in cash and notes. D&E Communications (NASDAQ:DECC) holds a one-third ownership position in PenneCom.

Under the terms of agreement, which was approved by the Supervisory Boards of both companies, Elektrim will acquire 100% of the capital shares of Pilicka Telefonia. Pilicka Telefonia owns licenses to provide local exchange telephone service within the Polish license areas of Radom, Piotrkow and Tarnobrzeg.

The acquisition provides D&E with additional capital as it positions itself as a regional telecommunications provider in south central Pennsylvania. The acquisition also is expected to bolster Elektrim's bid to become the second largest telecom in Poland, second only to Telekomunikacja Polska S.A., the state-owned former monopoly.

"D&E is now able to realize a significant return on our investment in Poland," noted G. William Ruhl, D&E's senior vice president. "We will be expanding the territory we serve to include more of south central Pennsylvania through our Competitive Local Exchange Carrier (CLEC). We will use the return from our Polish investment to help finance our CLEC as well as other growth opportunities for the company."

The transaction, which is expected to be completed early in the third quarter of 1999, is subject to the satisfaction of customary conditions, including regulatory review in Poland.

D&E Communications, Inc. is a full-service telecommunications company based in Lancaster County, PA. Through its subsidiaries and affiliated companies, D&E Communications offers both local and long distance service, wireless service, Internet service, paging, voice, data and video communications equipment, and computer networking services.

                                      ***